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                                                                     EXHIBIT 4.1


                                  [LOGO] EDI
                            ELECTRONIC DESIGNS, INC.

NUMBER                                                                    SHARES

                            ELECTRONIC DESIGNS, INC.

EDI-

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                          CUSIP 285666 10 3
                                                          SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                            ELECTRONIC DESIGNS, INC.

(hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:

/s/ FRANK D. EDWARDS                         /s/DONALD F. MCGUINNESS
SENIOR VICE PRESIDENT AND TREASURER          CHAIRMAN, PRESIDENT AND CHIEF
                                             EXECUTIVE OFFICER



                            ELECTRONIC DESIGNS, INC.
                                    DELAWARE
                                      1996

COUNTERERSIGNED AND REGISTERED:
            AMERICAN STOCK TRANSFER & TRUST COMPANY
                        (New York, NY)           TRANSFER AGENT
                                                 AND REGISTRAR




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                            ELECTRONIC DESIGNS, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common           UNIF GIFT MIN ACT --______Custodian_______
TEN ENT -- as tenants by the entireties                       (Cust)          (Minor)
JT TEN  -- as joint tenants with right                       Under Uniform Gifts to Minors
           of survivorship and not as                        Act_____________
           tenants in common                                    (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _____________hereby sell, assign, and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -----------------------  -------------------------------------------------
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.



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